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                                                                    Exhibit 99.2


                             AMERICAN BANCORP, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of American Bancorp, Inc. (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George Hill Comeau, Chief Financial Officer of the Company, certify, pursuant to U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of December 31, 2002 (the last date of the period covered by the Report).


/s/ GEORGE HILL COMEAU
-----------------------------
George Hill Comeau
Chief Financial Officer


March 17, 2003
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Date